                                                                    EXHIBIT 23.0



CHILD & COMPANY
---------------
A PROFESSIONAL CORPORATION OF CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
265 EAST 100 SOUTH, SUITE 300, SALT LAKE CITY, UT 84111

                                        PHONE: (801) 534-0774 FAX: (801)519-9470








                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form 10-KSB of our report dated April 9, 1999 on our audits of the financial statement of Venturi Technologies, Inc.


                                                             CHILD & COMPANY, PC
Salt Lake City, Utah
April 14, 1999